UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 12, 2019

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (224) 667-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, Without Par Value	ABT	New York Stock Exchange Chicago Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 12, 2019, Miles D. White informed Abbott Laboratories’ (“Abbott”) Board of Directors that he will step down as Chief Executive Officer, effective March 31, 2020.

On November 12, 2019, Abbott’s Board of Directors appointed Robert B. Ford, 46, as President and Chief Executive Officer, effective March 31, 2020, and named him to Abbott’s Board of Directors, effective immediately. The Board of Directors also appointed Mr. White as Executive Chairman of the Board, effective March 31, 2020.

Mr. Ford has served as the Company’s President and Chief Operating Officer since 2018, the Executive Vice President, Medical Devices from 2015 to 2018, Senior Vice President, Diabetes Care from 2014 to 2015, and Vice President, Diabetes Care, Commercial Operations from 2008 to 2014. He joined Abbott in 1996 and became a corporate officer in 2008.

Mr. Ford will not be compensated for serving on the Board.

A copy of Abbott’s press release announcing these changes is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 12, 2019, Abbott’s Board of Directors amended the first sentence of Article III, Section 2 of Abbott’s by-laws to provide that Abbott’s Board of Directors shall consist of fifteen persons, effective as of November 12, 2019.  Abbott’s by-laws previously provided that the Board of Directors consisted of fourteen persons.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit

3.1	By-Laws of Abbott Laboratories, as amended and restated effective November 12, 2019.

99.1	Press Release dated November 13, 2019.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: November 13, 2019	By:	/s/ Brian B. Yoor
Brian B. Yoor
Executive Vice President, Finance and Chief Financial Officer